AXA Equitable Life Insurance Company

Supplement dated October 24, 2015 to the current prospectus for:

•	Members Retirement Program

This Supplement modifies certain information in the above-referenced prospectus, supplements to the prospectus and statement of additional information (together, the “Prospectus”) offered by AXA Equitable Life Insurance Company (“AXA Equitable”). You should read this Supplement in conjunction with your Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.

The purpose of this Supplement is to provide you with information regarding certain changes to the prospectus that will be effective on or about October 24, 2015, as described below.

Under the heading “Program expense charge” the fifth paragraph related to the Program expense charge collection methodology is deleted and replaced with the following:

We will deduct the Program expense charge from your account value, except for amounts held in the 3-year and 5-year Guaranteed Rate Accounts, on a pro-rata basis, as of the last business day of each month. Such amount will be deducted from the participant’s account balances in accordance with the ordering rule established by AXA Equitable from time to time and communicated in writing to the Employer. The amounts we deduct from the Guaranteed Interest Option and Money Market Guarantee Account will never cause the rates we pay on those accounts to fall below 1%.

Copyright 2015 AXA Equitable Life Insurance Company. All rights reserved.

AXA Equitable Life Insurance Company

1290 Avenue of the Americas,

New York, NY 10104

(212) 554-1234

IM-34-14 (10/15)	Cat. # 154133 (10/15)
MRP (IF/NB) (SAR)	#937802